Exhibit 10.6

EXECUTION VERSION

U.S. SECOND LIEN NOTES SECURITY AGREEMENT

dated as of

September 29, 2010

among

THE GRANTORS IDENTIFIED HEREIN

and

WILMINGTON TRUST FSB,

as Collateral Agent

TABLE OF CONTENTS

		Page
	ARTICLE I

	DEFINITIONS

Section 1.01	Indenture	1
Section 1.02	Other Defined Terms	1

	ARTICLE II

	PLEDGE OF SECURITIES

Section 2.01	Pledge	6
Section 2.02	Delivery of the Fledged Securities	7
Section 2.03	Representations, Warranties and Covenants	8
Section 2.04	Certification of Limited Liability Company and Limited Partnership Interests	9
Section 2.05	Registration in Nominee Name: Denominations	9
Section 2.06	Voting Rights; Dividends and Interest	9
Section 2.07	Intercreditor Agreement	11

	ARTICLE III

	SECURITY INTERESTS IN PERSONAL PROPERTY

Section 3.01	Security Interest	11
Section 3.02	Representations and Warranties	13
Section 3.03	Covenants	14

	ARTICLE IV

	REMEDIES

Section 4.01	Remedies Upon Default	16
Section 4.02	Application of Proceeds	18
Section 4.03	Grant of License to Use Intellectual Property	18

	ARTICLE V

	SUBORDINATION

Section 5.01	Subordination	19

Schedule I – Subsidiary Parties

Schedule II – Pledged Equity and Pledged Debt

Schedule III – Commercial Tort Claims

Exhibits

Exhibit I	Form of Security Agreement Supplement
Exhibit II	Form of Perfection Certificate
Exhibit III	Form of Patent Security Agreement
Exhibit IV	Form of Trademark Security Agreement
Exhibit V	Form of Copyright Security Agreement

U.S. SECOND LIEN NOTES SECURITY AGREEMENT dated as of September 29, 2010, by and among the Grantors (as defined below) and Wilmington Trust FSB, as Collateral Agent for the Secured Parties (in such capacity, the “Collateral Agent”).

Reference is made to that certain Indenture, dated as of September 29, 2010 (as amended, supplemented or otherwise modified from time to time, the “Indenture”), by and among PINAFORE, LLC, a Delaware limited liability company, PINAFORE, INC., a Delaware corporation (collectively, the “Issuers”), PINAFORE HOLDINGS B.V. (“Holdings”), the other Note Guarantors from time to time party thereto and Wilmington Trust FSB, a federal savings bank, as trustee (in such capacity, the “Trustee”) and as Collateral Agent, pursuant to which the Issuers have issued $1,150,000,000 aggregate principal amount of 9% Senior Secured Second Lien Notes due 2018 (together with the Exchange Securities and any Additional Securities issued under the Indenture, the “Securities”).

Pursuant to the terms of the Indenture, Holdings and certain of its Subsidiaries who are parties hereto have guaranteed the payment and performance of the Secured Obligations.

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with the intent to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

Definitions

Section 1.01 Indenture.

(a) Capitalized terms used in this Agreement and not otherwise defined herein have the respective meanings assigned thereto in the Indenture. All terms defined in the UCC (as defined herein) and not defined in this Agreement have the respective meanings specified in the UCC; the term “instrument” has the meaning specified in Article 9 of the UCC.

(b) The rules of construction specified in Section 1.04 of the Indenture also apply to this Agreement.

Section 1.02 Other Defined Terms. As used in this Agreement, the following terms have the respective meanings specified below:

“Account Debtor” means any Person who is or who may become obligated to any Grantor under, with respect to or on account of an Account.

“Accounts” has the meaning specified in Article 9 of the UCC.

“Agreement” means this U.S. Second Lien Notes Security Agreement.

“Article 9 Collateral” has the meaning assigned to such term in Section 3.01 (a).

“Collateral” means the Article 9 Collateral and the Pledged Collateral.

“Collateral Agent” has the meaning assigned to such term in the recitals of the Agreement.

“Collateral Documents” has the meaning assigned to such term in the Indenture.

“Commercial Tort Claims” has the meaning specified in Article 9 of the UCC.

“Copyright License” means any written agreement, now or hereafter in effect, granting any right to any third party under any Copyright now owned or hereafter acquired by any Grantor or that such Grantor otherwise has the right to license, or granting any right to any Grantor under any Copyright now owned or hereafter acquired by any third party, and all rights of such Grantor under any such agreement.

“Copyrights” means all of the following now owned or hereafter acquired by any Person: (a) all copyright rights in any work subject to the copyright laws of the United States, whether as author, assignee, transferee or otherwise, and (b) all registrations and applications for registration of any such copyright in the United States, including registrations and pending applications for registration in the USCO.

“Domestic Grantor” means any Grantor that is organized under the laws of the United States, any state thereof or the District of Columbia.

“Domestic Subsidiary” means any Subsidiary that is organized under the laws of the United States, any state thereof or the District of Columbia.

“Excluded Assets” means:

(a) any rights of a Grantor with respect to any contract, lease, license or other agreement if (but only to the extent that) the grant of a security interest therein would (x) constitute a violation (including a breach or default) of, a restriction in respect of, or result in the abandonment, invalidation or unenforceability of, such rights in favor of a third party or in conflict with any law, regulation, permit, order or decree of any Governmental Authority, unless and until all required consents shall have been obtained or (y) expressly give any other party (other than another Grantor or its Affiliates) in respect of any such contract, lease, license or other agreement, the right to terminate its obligations thereunder; provided, however, that the limitation set forth in this clause (a) shall not affect, limit, restrict or impair the grant by a Grantor of a security interest pursuant to this Agreement in any such Collateral to the extent that an otherwise applicable prohibition or restriction on such grant is rendered ineffective by any applicable Law, including the UCC; provided, further, that, at such time as the condition causing the conditions in subclauses (x) and (y) of this clause (a) shall be remedied, whether by contract, change of law or otherwise, the contract, lease, instrument, license or other documents shall immediately cease to be an Excluded Asset, and any security interest that would otherwise be granted herein shall attach immediately to such contract, lease, instrument, license or other agreement, or to the extent severable, to any portion thereof that does not result in any of the conditions in subclauses (x) or (y) above;

(b) any assets to the extent and for so long as the pledge of or security interest in such assets is prohibited by law and such prohibition is not overridden by the UCC or other applicable law;

(c) Excluded Security;

(d) any Trademark applications filed in the USPTO on the basis of such Grantor’s “intent-to-use” such Trademark, unless and until acceptable evidence of use of such Trademark has been filed with and accepted by the USPTO pursuant to Section l(c) or Section l(d) of the Lanham Act (15 U.S.C. 1051, et seq.), to the extent that granting a lien in such Trademark application prior to such filing would adversely affect the enforceability, validity, or other rights in such Trademark application;

(e) assets owned by any Grantor on the date hereof or hereafter acquired that are subject to a Lien of the type described in clauses (6), (8) and (24) (to the extent relating to Liens origi nally incurred pursuant to clauses (6) or (8)) of the definition of “Permitted Liens” in the Indenture that is permitted to be incurred pursuant to the provisions of the Indenture, if and to the extent that the contract or other agreement pursuant to which such Lien is granted or to which such assets are subject (or the documentation relating thereto) prohibits the creation of any other Lien on such asset;

(f) any particular assets if, in the reasonable judgment of the Issuers evidenced in writing and with the consent of the Credit Agreement Collateral Agent or any other Senior Representative, if applicable, to the extent such consent is not inconsistent with the consent provided under the Senior Collateral Documents (as defined in the Second Lien Intercreditor Agreement) such consent not to be unreasonably withheld or delayed), creating a pledge thereof or security interest therein to the Collateral Agent for the benefit of the Secured Parties would result in any material adverse tax consequences to Holdings or its Restricted Subsidiaries; and

(g) any particular assets if, in the reasonable judgment of the Credit Agreement Collateral Agent or any other Senior Representative, if applicable, to the extent such judgment is not inconsistent with the judgment provided under the Senior Collateral Documents (as defined in the Second Lien Intercreditor Agreement) determined in consultation with the Issuers and evidenced in writing, the burden, cost or consequences (including any adverse tax consequences) to Holdings or its Restricted Subsidiaries of creating or perfecting such pledges or security interests in such assets in favor of the Collateral Agent for the benefit of the Secured Parties is excessive in relation to the benefits to be obtained therefrom by the Secured Parties.

“Excluded Security” means

(a) more than 65% of the issued and outstanding Equity Interests entitled to vote of any Foreign Subsidiary of an Issuer or a Domestic Grantor,

(b) more than 65% of the issued and outstanding Equity Interests entitled to vote of any Domestic Subsidiary of a Domestic Grantor that is a disregarded entity under the Code if substantially all of its assets consist of the Equity Interests of one or more Subsidiaries that are controlled foreign corporations within the meaning of Section 957 of the Code; and

(c) any interest in a joint venture to the extent the granting of a security interest therein is prohibited by the terms of the organizational documents of such joint venture.

“General Intangibles” has the meaning specified in Article 9 of the UCC.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supranational bodies such as the European Union or the European Central Bank).

“Grantor” means the Issuers, each Note Guarantor (including Holdings) that is a party hereto, and each Subsidiary of Holdings that becomes a party to this Agreement after the Issue Date.

“Indenture” has the meaning assigned to such term in the preliminary statement of this Agreement.

“Indenture Documents” means the Indenture, the Securities, the Collateral Documents and any other document or instrument executed pursuant thereto.

“Intellectual Property” means all intellectual property now owned or hereafter acquired by any Person, including inventions, designs, Patents, Copyrights, Trademarks, trade secrets, the intellectual property rights in software and databases and related documentation, and all additions and improvements to the foregoing.

“Intellectual Property Security Agreements” means the short-form Patent Security Agreement, short-form Trademark Security Agreement, and short-form Copyright Security Agreement, each substantially in the form attached hereto as Exhibits III, IV and V, respectively.

“Investment Property” shall mean a security, whether certificated or uncertificated, Security Entitlement, Securities Account, Commodity Contract or Commodity Account, excluding, however, the Pledged Collateral.

“Issuers” has the meaning assigned to such term in the recitals of this Agreement.

“License” means any Patent License, Trademark License, Copyright License or other Intellectual Property license or sublicense agreement to which any Grantor is a party, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder or with respect thereto including damages and payments for past, present or future infringements or violations thereof, and (iii) rights to sue for past, present and future violations thereof.

“Margin Stock” has the meaning specified in Regulation U of the Board of Governors of the Federal Reserve System.

“Mortgaged Properties” has the meaning assigned to such term in the Indenture.

“Patent License” means any written agreement, now or hereafter in effect, granting to any third party any right to make, use or sell any invention on which a Patent, now owned or hereafter acquired by any Grantor or that any Grantor otherwise has the right to license, is in existence, or granting to any Grantor any right to make, use or sell any invention on which a Patent, now owned or hereafter acquired by any third party, is in existence, and all rights of any Grantor under any such agreement.

“Patents” means all of the following now owned or hereafter acquired by any Person: (a) all letters Patent of the United States in or to which any Grantor now or hereafter has any right, title or interest therein, all registrations thereof, and all applications for letters Patent of the United States, including registrations and pending applications in the USPTO, and (b) all reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein.

“Perfection Certificate” means a certificate substantially in the form of Exhibit II, completed and supplemented with the schedules and attachments contemplated thereby, and duly executed on the Issue Date by a Responsible Officer of the Issuers and as the same shall be supplemented from time to time.

“Pledged Collateral” has the meaning assigned to such term in Section 2.01.

“Pledged Debt” has the meaning assigned to such term in Section 2.01.

“Pledged Equity” has the meaning assigned to such term in Section 2.01.

“Pledged Securities” means the Pledged Equity and Pledged Debt.

“Post Closing Collateral Date” has the meaning assigned to such term in the Indenture.

“Secured Obligations” means (a) the due and punctual payment by the Issuers of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Securities, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations of the Issuers to any of the Secured Parties under the Indenture and each of the other Indenture Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) owing to the Secured Parties, (b) the due and punctual performance of all other obligations of the Issuers under or pursuant to the Indenture and each of the other Indenture Documents, and (c) the due and punctual payment and performance of all the obligations of each Guarantor under or pursuant to this Agreement and each of the other Indenture Documents.

“Secured Parties” means, collectively, the Collateral Agent, the Trustee, each Holder and each co-Collateral Agent appointed by the Collateral Agent from time to time pursuant to Section 10.02 of the Indenture.

“Security Agreement Supplement” means an instrument substantially in the form of Exhibit I hereto.

“Security Interest” has the meaning assigned to such term in Section 3.01.

“Senior Representative” has the meaning assigned to such term in the Second Lien Intercreditor Agreement.

“Subsidiary Parties” means (a) the Restricted Subsidiaries identified on Schedule I and (b) each other Restricted Subsidiary that becomes a party to this Agreement as a Subsidiary Parry after the Issue Date.

“Trademark License” means any written agreement, now or hereafter in effect, granting to any third party any right to use any trademark now or hereafter owned by any Grantor or that any Grantor otherwise has the right to license, or granting to any Grantor any right to use any trademark now or hereafter owned by any third party, and all rights of any Grantor under any such agreement.

“Trademarks” means all of the following now owned or hereafter acquired by any Person: (a) all trademarks, service marks, trade names, corporate names, trade dress, logos, designs, fictitious business names other source or business identifiers, now owned or hereafter acquired, all registrations and recordings thereof, and all registration and recording applications filed in connection therewith, including registrations and registration applications in the USPTO or any similar offices in any State of the United States or any jurisdiction thereof, and all extensions or renewals thereof, and (b) all goodwill associated therewith.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

“USCO” means the United States Copyright Office.

“USPTO” means the United States Patent and Trademark Office.

ARTICLE II

Pledge of Securities

Section 2.01 Pledge. As security for the payment or performance, as the case may be, in full of the Secured Obligations, including the Guarantees, each of the Grantors hereby collaterally assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest in all of such Grantors’ right, title and interest in, to and under (in each case, as applicable):

(i) all Equity Interests held by it that are listed on Schedule II and any other Equity Interests obtained in the future by such Grantor and the certificates representing all such Equity Interests of any Subsidiary (collectively, the “Pledged Equity”); provided that the Pledged Equity shall not include Excluded Assets;

(ii) (A) the debt securities owned by it and listed opposite the name of such Grantor on Schedule II, (B) any debt securities obtained in the future by such Grantor and (C) the promissory notes and any other instruments evidencing such debt securities (collectively, the “Pledged Debt”); provided that the Pledged Debt shall not include any Excluded Assets;

(iii) all other property that may be delivered to and held by the Collateral Agent pursuant to the terms of this Section 2.01;

(iv) subject to Section 2.06, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of, in exchange for or upon the conversion of, and all other Proceeds received in respect of, the Pledged Equity and Pledged Debt referred to in clauses (i) and (ii) above;

(v) subject to Section 2.06, all rights and privileges of such Grantor with respect to the securities and other property referred to in clauses (i), (ii), (iii) and (iv) above; and

(vi) all Proceeds of any of the foregoing (the items referred to in clauses (i) through (v) above being collectively referred to as the “Pledged Collateral”);

provided that, notwithstanding anything to the contrary in this Agreement, (i) this Agreement shall not constitute a grant of security interest in (A) any Excluded Asset or (B) any Capital Stock of any Subsidiary of Holdings to the extent necessary for such Subsidiary not to be subject to any requirement pursuant to Rule 3-16 of Regulation S-X under the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to file separate financial statements with the Securities and Exchange Commission (the “SEC”) (or any other governmental agency), due to the fact that such Subsidiary’s Captial Stock secures the Securities or the guarantees of the Securities (only to the extent necessary to not be subject to such requirement and only for so long as required to not be subject to such requirement) and (ii) no Grantor shall be required to take steps to perfect the security interest in the Collateral granted hereunder (A) by indicating such security interest on the certificate of title for any motor vehicle or other asset that is covered by a certificate of title, (B) by entering into any control agreements or control arrangements (including with respect to Deposit Accounts, Securities Accounts, Commodity Accounts or Letter-of-Credit Rights), or (C) by making any fixture filings with respect to fixtures or as-extracted collateral.

Notwithstanding the foregoing, in the event that Rule 3-16 of Regulation S-X under the Securities Act and the Exchange Act is amended, modified or interpreted by the SEC to permit (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) such Grantor’s Capital Stock and other securities to secure the Securities in excess of the amount then pledged without the filing with the SEC (or any other governmental agency) of separate financial statements of such Grantor, then the Capital Stock and other securities of such Grantor will automatically be deemed to be a part of the Pledged Collateral for the Securities but only to the extent necessary to not be subject to any such financial statement requirement.

TO HAVE AND TO HOLD the Pledged Collateral, together with all right, title, interest, powers, privileges and preferences pertaining or incidental thereto, unto the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, forever, subject, however, to the terms, covenants and conditions hereinafter set forth.

Section 2.02 Delivery of the Pledged Securities.

(a) Subject to the terms of the Second Lien Intercreditor Agreement, each Grantor agrees promptly (but in any event within 60 days after receipt by such Grantor, or such longer period as the Credit Agreement Collateral Agent or any other Senior Representative, or, if such Credit Agreement Collateral Agent or Senior Representative does not exist, the Collateral Agent, may agree in writing in its sole discretion) to deliver or cause to be delivered to the Collateral Agent, for the benefit of the Secured Parties, any and all (i) Pledged Equity to the extent certificated and (ii) to the extent required to be delivered pursuant to paragraph (b) of this Section 2.02, Pledged Debt.

(b) Subject to the terms of the Second Lien Intercreditor Agreement, each Grantor will cause any Indebtedness for borrowed money (other than any Excluded Asset) having an aggregate principal amount in excess of $1,000,000 individually owed to such Grantor by any Person that is evidenced by a duly executed promissory note to be pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, pursuant to the terms hereof (subject, for the avoidance of doubt, to the 60 day delivery period set forth in clause (a) above or such longer period as the Credit Agreement Collateral Agent or any other Senior Representative, or, if such Credit Agreement Collateral Agent or Senior Representative does not exist, the Collateral Agent, may agree in writing in its sole discretion).

(c) Upon delivery to the Collateral Agent, any Pledged Securities shall be accompanied by stock or security powers duly executed in blank or other instruments of transfer reasonably satisfactory to the Credit Agreement Collateral Agent or any other Senior Representative, or, if such Credit Agreement Collateral Agent or Senior Representative does not exist, the Collateral Agent.

(d) Prior to the Discharge of Senior Obligations, (i) the requirements of this Section 2.02 to deliver to the Collateral Agent any Collateral, the security of which may be perfected only by possession or control by a single person shall be deemed satisfied by the delivery of possession or control of such Collateral to the Credit Agreement Collateral Agent or any other Senior Representative (as provided in the Second Lien Intercreditor Agreement) and (ii) each Grantor shall comply with the requirements of this Section 2.02 with respect to the obligations hereunder only to the same extent such Grantor is required to comply with provisions analogous to this Section 2.02 with respect to the Senior Obligations in the Senior Collateral Documents.

Section 2.03 Representations, Warranties and Covenants. Each Grantor represents, warrants and covenants to and with the Collateral Agent, for the benefit of the Secured Parties, that:

(a) As of the date hereof, Schedule II includes all Pledged Equity and Pledged Debt required to be pledged by such Grantor on the date hereof under the Credit Agreement;

(b) To the extent issued by a Grantor or any of its Subsidiaries, all such Pledged Equity and such Pledged Debt has been duly and validly authorized and issued by the issuer(s) thereof and are (i) in the case of such Pledged Equity, fully paid and nonassessable (other than with respect to Pledged Equity consisting of membership interests limited liability companies to the extent provided in Section 18-502 and 18-607 of the Delaware Limited Liability Company Act) and (ii) in the case of such Pledged Debt, the valid and legally binding obligations of the issuer(s) thereof, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding at law or in equity) and an implied covenant of good faith and fair dealing;

(c) except for the security interests granted hereunder, such Grantor (i) is and, subject to any transfers made in compliance with or permitted by the Indenture, will continue to be, the direct owner, beneficially and of record, of the Pledged Equity indicated opposite such Grantor’s name on Schedule II, (ii) holds the same free and clear of all Liens, other than Liens created by the Collateral Documents or Permitted Liens and (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in or other Lien on, the Pledged Collateral, other than assignments, pledges, hypothecations and transfers permitted by the Indenture or Permitted Liens; and

(d) the execution and performance by the Grantors of this Agreement are within each Grantor’s corporate, limited liability or limited partnership power, as applicable, and have been duly authorized by all necessary corporate, limited liability or limited partnership action or other organizational action, as applicable.

Subject to the terms of this Agreement and to the extent permitted by Applicable Law, each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default, it will comply with instructions of the Collateral Agent with respect to the Equity Interests in such Grantor that constitute Pledged Equity hereunder that are not certificated without further consent by the applicable owner or holder of such Equity Interests.

Notwithstanding anything to the contrary in this Agreement, to the extent any provision of this Agreement or the Indenture excludes any assets from the scope of the Pledged Collateral, or from any requirement to take any action to perfect any security interest in favor of the Collateral Agent in the Pledged Collateral, the representations, warranties and covenants made by any relevant Grantor in this

Agreement with respect to the creation, perfection or priority (as applicable) of the security interest granted in favor of the Collateral Agent (including, without limitation, this Section 2,03) shall be deemed not to apply to such excluded assets.

Section 2.04 Certification of Limited Liability Company and Limited Partnership Interests. No interest in any limited liability company or limited partnership controlled by any Grantor that constitutes Pledged Equity shall be represented by a certificate unless (i) the limited liability company agreement or partnership agreement expressly provides that such interests shall be a “security” within the meaning of Article 8 of the UCC of the applicable jurisdiction and (ii) subject to the terms of the Second Lien Intercreditor Agreement, such certificate shall be delivered to the Collateral Agent in accordance with Section 2.02. Subject to the terms of the Second Lien Intercreditor Agreement, to the extent an interest in any Limited liability company or limited partnership controlled by any Grantor and pledged under Section 2.01 is certificated or becomes certificated, (i) each such certificate shall be delivered to the Collateral Agent, pursuant to Section 2.02(a) and (ii) such Grantor shall fulfill all other requirements under Section 2.02 applicable in respect thereof.

Section 2.05 Registration in Nominee Name; Denominations. If an Event of Default shall have occurred and be continuing, subject to the Second Lien Intercreditor Agreement, (a) the Collateral Agent, on behalf of the Secured Parties, shall have the right to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the applicable Grantor, endorsed or assigned in blank or in favor of the Collateral Agent and, upon the Collateral Agent’s written request, each Grantor will promptly give to the Collateral Agent copies of any notices or other communications received by it with respect to Pledged Equity registered in the name of such Grantor and (b) the Collateral Agent shall have the right to exchange the certificates representing Pledged Equity for certificates of smaller or larger denominations for any purpose consistent with this Agreement, to the extent permitted by the documentation governing such Pledged Securities.

Section 2.06 Voting Rights; Dividends and Interest.

(a) Unless and until an Event of Default shall have occurred and be continuing and until the Collateral Agent shall have given the Grantors notice of its exercise of remedies:

(i) Each Grantor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof, and each Grantor agrees that it shall exercise such rights for purposes not in violation of the terms of this Agreement, the Indenture and the other Indenture Documents;

(ii) The Collateral Agent shall promptly (after reasonable advance notice) execute and deliver to each Grantor, or cause to be executed and delivered to such Grantor, all such proxies, powers of attorney and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above; and

(iii) Each Grantor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions paid on or distributed in respect of the Pledged Securities to the extent and only to the extent that such dividends, interest, principal and other distributions are permitted by, and otherwise paid or distributed in accordance with, the terms and conditions of the Indenture, Indenture Documents and applicable Law; provided that any noncash dividends, interest, principal or other distributions that would constitute Pledged Equity or Pledged Debt, whether resulting from a subdivision, combination or reclassification of the outstanding Equity Interests of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Pledged Collateral, and, if received by any Grantor, shall not be commingled by such Grantor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Collateral Agent and the Secured Parties and shall be promptly (and in any event within 10 days or such longer period as the Credit Agreement Collateral Agent or any other Senior Representative, or, if such Credit Agreement Collateral Agent or Senior Representative does not exist, the Collateral Agent, may agree in writing in its sole discretion) delivered to the Collateral Agent in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent). So long as no Default or Event of Default has occurred and is continuing, the Collateral Agent shall promptly deliver to each Grantor any Pledged Securities in its possession if requested to be delivered to the issuer thereof in connection with any exchange or redemption of such Pledged Securities permitted by the Indenture in accordance with this Section 2.06(a)(iii).

(b) Upon the occurrence and during the continuance of an Event of Default and upon receipt of notice from Collateral Agent of its exercise of remedies, subject to the Second Lien Intercreditor Agreement, all rights of any Grantor to dividends, interest, principal or other distributions that such Grantor is authorized to receive pursuant to paragraph (a)(iii) of this Section 2.06 shall cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions. All dividends, interest, principal or other distributions received by any Grantor contrary to the provisions of this Section 2.06 shall be held in trust for the benefit of the Collateral Agent, shall be segregated from other property or funds of such Grantor and subject to the Second Lien Intercreditor Agreement, shall be promptly (and in any event within 10 days or such longer period as the Credit Agreement Collateral Agent or any other Senior Representative, or, if such Credit Agreement Collateral Agent or Senior Representative does not exist, the Collateral Agent, may agree in writing in its sole discretion) delivered to the Collateral Agent upon demand in the same form as so received (with any necessary endorsement reasonably requested by the Collateral Agent). Any and all money and other property paid over to or received by the Collateral Agent pursuant to the provisions of this paragraph (b) shall be retained by the Collateral Agent in an account to be established by the Collateral Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 4.02. After all Events of Default have been cured or waived, the Collateral Agent shall promptly repay to each Grantor (without interest) all dividends, interest, principal or other distributions that such Grantor would otherwise be permitted to retain pursuant to the terms of paragraph (a)(iii) of this Section 2.06 and that remain in such account.

(c) Upon the occurrence and during the continuance of an Event of Default and upon receipt of notice from Collateral Agent of its exercise of remedies, all rights of any Grantor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 2.06, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.06, shall cease, and subject to the Second Lien Intercreditor Agreement, all such rights shall thereupon become vested in the Collateral Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers; provided that, unless otherwise directed by the Secured Parties, the Collateral Agent shall have the right from time to time following and during the continuance of an Event of Default to permit the Grantors to exercise such rights. After all Events of Default have been cured or waived, each Grantor shall have the exclusive right to exercise the voting and/or consensual rights and powers that such Grantor would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above, and the obligations of the Collateral Agent under paragraph (a)(ii) of this Section 2.06 shall be reinstated.

Section 2.07 Intercreditor Agreement. Notwithstanding anything in this Agreement to the contrary, the lien and security interest granted to the Collateral Agent pursuant to any Indenture Document (including, without limitation, this Agreement) and the exercise of any right or remedy in respect of the Collateral by the Collateral Agent under this Agreement or under any other Indenture Document are subject to the provisions of the Second Lien Intercreditor Agreement. In the event of any conflict between the terms of the Second Lien Intercreditor Agreement, this Agreement and any other Indenture Document, the terms of the Second Lien Intercreditor Agreement shall govern and control with respect to any right or remedy. Without limiting the generality of the foregoing, and notwithstanding anything in this Agreement to the contrary, all rights and remedies with respect to the Collateral of the Collateral Agent shall be subject to the terms of the Second Lien Intercreditor Agreement, and until the Discharge of Senior Obligations, (a) no Grantor shall be required hereunder or under any other Indenture Document to take any action that is inconsistent with such Grantor’s obligations under the Senior Documents and (b) any obligation of any Grantor under any Indenture Document with respect to the delivery or control of any Collateral or the giving of any notice to any bailee or other Person shall be deemed to be satisfied if the Grantor complies with the requirements of the similar provision of the applicable Senior Document. Until the Discharge of Senior Obligations, the Collateral Agent may not require any Grantor to take any action with respect to the creation, perfection or priority of its security interest, whether pursuant to the express terms hereof or of any other Indenture Document or pursuant to the further assurances provisions hereof or any other Indenture Document, to the extent the Credit Agreement Collateral Agent or the applicable Senior Representative shall not have taken or required such Grantor to take similar action, and delivery of any Collateral to the Credit Agreement Collateral Agent or Senior Representative pursuant to the Senior Documents shall satisfy any delivery requirement hereunder or under any other Indenture Document.

ARTICLE III

Security Interests in Personal Property

Section 3.01 Security Interest.

(a) As security for the payment or performance, as the case may be, in full of the Secured Obligations, including the Guarantees, each Grantor hereby collaterally assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, a security interest (the “Security Interest”) in, all right, title or interest in or to any and all of the following assets and properties now owned or at any time hereafter acquired by such Grantor or in which such Grantor now has or at any time in the future may acquire any right, title or interest (collectively, the “Article 9 Collateral”):

(i)	all Accounts;

(ii)	all Chattel Paper;

(iii)	all Documents;

(iv)	all Equipment;

(v)	all General Intangibles;

(vi)	all Goods;

(vii) all Instruments;

(viii) all Inventory;

(ix) all Investment Property;

(x) all books and records pertaining to the Article 9 Collateral;

(xi) all Fixtures;

(xii) all Letter of Credit and Letter-of-Credit Rights;

(xiii) all Intellectual Property;

(xiv) all Commercial Tort Claims listed on Schedule III and on any supplement thereto received by the Collateral Agent pursuant to Section 3.03(i); and

(xv) to the extent not otherwise included, all Proceeds and products of any and all of the foregoing and all Supporting Obligations, collateral security and guarantees given by any Person with respect to any of the foregoing;

provided that, notwithstanding anything to the contrary in this Agreement, (i) this Agreement shall not constitute a grant of security interest in (A) any Excluded Asset or (B) any Capital Stock of any Subsidiary of Holdings to the extent necessary for such Subsidiary not to be subject to any requirement pursuant to Rule 3-16 of Regulation S-X under the Securities Act and Exchange Act, to file separate financial statements with the SEC (or any other governmental agency), due to the fact that such Subsidiary’s Captial Stock secures the Securities or the guarantees of the Securities (only to the extent necessary to not be subject to such requirement and only for so long as required to not be subject to such requirement) and (ii) no Grantor shall be required to take steps to perfect the security interest in the Collateral granted here-under (A) by indicating such security interest on the certificate of title for any motor vehicle or other asset that is covered by a certificate of title, (B) by entering into any control agreements or control arrangements (including with respect to Deposit Accounts, Securities Accounts, Commodity Accounts or Letter-of-Credit Rights), or (C) by making any fixture filings with respect to fixtures or as-extracted collateral.

Notwithstanding the foregoing, in the event that Rule 3-16 of Regulation S-X under the Securities Act and Exchange Act is amended, modified or interpreted by the SEC to permit (or is replaced with another rule or regulation, or any other law, rule or regulation is adopted, which would permit) such Grantor’s Capital Stock and other securities to secure the Securities in excess of the amount then pledged without the filing with the SEC (or any other governmental agency) of separate financial statements of such Grantor, then the Capital Stock and other securities of such Grantor will automatically be deemed to be a part of the Pledged Collateral for the Securities but only to the extent necessary to not be subject to any such financial statement requirement.

(b) Each Grantor hereby irrevocably authorizes the Collateral Agent for the benefit of the Secured Parties at any time and from time to time to file in any relevant jurisdiction any initial financing statements with respect to the Article 9 Collateral or any part thereof and amendments thereto that (i) indicate the Article 9 Collateral as “all assets” or “all personal property” of such Grantor or words of similar effect as being of an equal or lesser scope or with greater detail and (ii) contain the information required by Article 9 of the UCC or the analogous legislation of each applicable jurisdiction for the filing of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and, if required, any organizational identification number issued to such Grantor. Each

Grantor agrees to provide such information to the Collateral Agent promptly upon any reasonable request. Nothing contained in this Agreement shall alter or modify the requirements contained in Section 10.01 of the Indenture, which provisions are expressly incorporated herein by reference.

(c) The Security Interest is granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Grantor with respect to or arising out of the Article 9 Collateral.

(d) The Collateral Agent is authorized to file with the USPTO or the USCO (or any successor office) such documents as may be necessary or advisable for the purpose of perfecting, confirming, continuing, enforcing or protecting the Security Interest in United States registered and applied for Intellectual Property of each Grantor in which a security interest has been granted by each Grantor, without the signature of any Grantor, and naming any Grantor or the Grantor as debtors and the Collateral Agent as secured party.

Section 3.02 Representations and Warranties. Each Grantor jointly and severally represents and warrants, as to itself and the other Grantors, to the Collateral Agent and the Secured Parties that:

(a) Subject to Permitted Liens, each Grantor has full power and authority to grant to the Collateral Agent the Security Interest in such Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained prior to the date hereof.

(b) The UCC financing statements or other appropriate filings, recordings or registrations were prepared based upon the information provided in the Perfection Certificate and will be filed by the Issuer, its agents or its designees in the applicable filing office and are all the filings, recordings and registrations that are necessary to establish a legal, valid and perfected security interest in favor of the Collateral Agent (for the benefit of the Secured Parties) in respect of all Article 9 Collateral in which the Security Interest may be perfected by filing, recording or registration in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code, and no further or subsequent filing, re-filing, recording, rerecording, registration or re-registration is necessary in any such jurisdiction, except as provided under applicable Law with respect to the filing of continuation statements.

(c) Each Grantor represents and warrants that short-form Intellectual Property Security Agreements substantially in the form attached hereto as Exhibits III, IV and V and containing a description of all Article 9 Collateral consisting of United States registered and applied for Patents, United States registered Trademarks (and Trademarks for which United States registration applications are pending, unless it constitutes an Excluded Asset) and United States registered Copyrights, respectively, have been delivered to the Collateral Agent for recording by the USPTO and the USCO pursuant to 35 U.S.C. § 261,15 U.S.C. § 1060 or 17 U.S.C. § 205 and the regulations thereunder, as applicable, (for the benefit of the Secured Parties) in respect of all Article 9 Collateral consisting of registrations and applications for United States Patents, Trademarks and Copyrights. To the extent a security interest may be perfected by filing, recording or registration in USPTO or USCO under the Federal intellectual property laws, then no further or subsequent filing, re-filing, recording, rerecording, registration or re-registration is necessary (other than (i) such filings and actions as are necessary to perfect the Security Interest with respect to any Article 9 Collateral consisting of United States registered and applied for Patents, Trademarks and Copyrights acquired or developed by any Grantor after the date hereof and (ii) the UCC financing and continuation statements contemplated in Section 3.02(b)).

(d) The Security Interest constitutes (i) a legal and valid security interest in all the Article 9 Collateral securing the payment and performance of the Secured Obligations and (ii) subject to the filings described in Section 3.02(b), a perfected security interest in all Article 9 Collateral in which a security interest may be perfected by filing, recording or registering a financing statement or analogous document in the United States (or any political subdivision thereof) and its territories and possessions pursuant to the Uniform Commercial Code in the relevant jurisdiction. The Security Interest is and shall be prior to any other Lien on any of the Article 9 Collateral, other than (i) any statutory or similar Lien that has priority as a matter of Law and (ii) any Permitted Liens.

(e) The Article 9 Collateral is owned by the Grantors free and clear of any Lien, except for Permitted Liens. None of the Grantors has filed or consented to the filing of (i) any financing statement or analogous document under the Uniform Commercial Code or any other applicable Laws covering any Article 9 Collateral, (ii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with the USPTO or the USCO, or (iii) any assignment in which any Grantor assigns any Article 9 Collateral or any security agreement or similar instrument covering any Article 9 Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Permitted Liens and assignments permitted by the Indenture.

(f) As of the date hereof, no Grantor has any Commercial Tort Claim in excess of $5,000,000 individually or $10,000,000 in the aggregate, other than the Commercial Tort Claims listed on Schedule III.

Section 3.03 Covenants.

(a) The Issuers agree to notify the Collateral Agent in writing within 60 days (or such longer period as the Credit Agreement Collateral Agent or any other Senior Representative, or, if such Credit Agreement Collateral Agent or Senior Representative does not exist, the Collateral Agent, may agree in writing in its sole discretion) after effecting any change in (i) the legal name of any Grantor, (ii) the identity or type of organization or corporate structure of any Grantor, (iii) the jurisdiction of organization of any Grantor or (iv) chief executive office of any Grantor and take all actions that are necessary or requested by the Collateral Agent to continue the perfection of security interests created herein in Collateral at all times following any such change.

(b) Each Grantor agrees, at its own expense, to execute, acknowledge, deliver and cause to be duly filed all such further instruments and documents and take all such actions as the Collateral Agent may from time to time reasonably request to better assure, preserve, protect and perfect the Security Interest and the rights and remedies created hereby, including the granting of the Security Interest and the filing of any financing statements or other documents in connection herewith or therewith. Subject to the Second Lien Intercreditor Agreement, if any amount payable under or in connection with any of the Article 9 Collateral that is in excess of $1,000,000 in the aggregate shall be or become evidenced by any promissory note, other instrument, debt security or chattel paper, such note, instrument, debt security or chattel paper shall be promptly (and in any event within 60 days of its acquisition or such longer period as the Credit Agreement Collateral Agent or any other Senior Representative, or, if such Credit Agreement Collateral Agent or Senior Representative does not exist, the Collateral Agent, may agree in writing in its sole discretion) pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, duly endorsed in a manner reasonably satisfactory to the Collateral Agent. If an Event of Default has occurred and is continuing, the Collateral Agent may institute and maintain, in its own name or in the name of any Grantor, such suits and proceedings as the Collateral Agent may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Collateral. All of the foregoing shall be at the sole cost and expense of the Grantors to the extent otherwise required by Section 7.07 of the Indenture.

(c) Upon the occurrence and during the continuance of an Event of Default, at its option, the Collateral Agent may discharge past due taxes, assessments, charges, fees, Liens, security interests or other encumbrances at any time levied or placed on the Article 9 Collateral and not permitted pursuant to Section 4.11 of the Indenture, and may pay for the maintenance and preservation of the Article 9 Collateral to the extent any Grantor fails to do so as required by the Indenture within a reasonable period of time after the Collateral Agent has requested that it do so, and each Grantor jointly and severally agrees to reimburse the Collateral Agent after demand for any payment made or any reasonable expense incurred by the Collateral Agent pursuant to the foregoing authorization. Nothing in this paragraph shall be interpreted as excusing any Grantor from the performance of, or imposing any obligation on the Collateral Agent or any Secured Party to cure or perform, any covenants or other promises of any Grantor with respect to taxes, assessments, charges, fees, Liens, security interests or other encumbrances and maintenance as set forth herein or in the other Indenture Documents.

(d) Intellectual Property Covenants.

(i) Other than to the extent not prohibited herein or in the Indenture or with respect to registrations and applications no longer used or useful, except to the extent failure to act would not, as deemed by the applicable Grantor in its reasonable business judgment, reasonably be expected to have a material adverse effect, with respect to registration or pending application of each item of its Intellectual Property for which such Grantor has standing to do so, each Grantor agrees to take, at its expense, all reasonable steps, including, without limitation, in the USPTO, the USCO and any other governmental authority located in the United States, to pursue the registration and maintenance of each Patent, Trademark, or Copyright registration or application, now or hereafter included in the Intellectual Property of such Grantor that are not Excluded Assets.

(ii) Other than to the extent not prohibited herein or in the Indenture, or with respect to registrations and applications no longer used or useful, or except as would not, as deemed by the applicable Grantor in its reasonable business judgment, reasonably be expected to have a material adverse effect, no Grantor shall do or permit any act or knowingly omit to do any act whereby any of its Intellectual Property, excluding Excluded Assets, may lapse, be terminated, or become invalid or unenforceable or placed to the public domain (or in the case of a trade secret, become publicly known).

(iii) Other than as excluded or as not prohibited herein or in the Indenture, or with respect to Patents, Copyrights or Trademarks which are no longer used or useful in the applicable Grantor’s business operations or except where failure to do so would not, as deemed by the applicable Grantor in its reasonable business judgment, reasonably be expected to have a material adverse effect, each Grantor shall take all reasonable steps to preserve and enforce each item of its Intellectual Property.

(iv) Notwithstanding any other provision of this Agreement, nothing in this Agreement or any other Indenture Document prevents or shall be deemed to prevent any Grantor from disposing of, discontinuing the use or maintenance of, failing to pursue, or otherwise allowing to lapse, expire, terminate or be put into the public domain, any of its Intellectual Property to the extent permitted by the Indenture if such Grantor determines in its reasonable business judgment that such discontinuance is desirable in the conduct of its business.

(v) Simultaneously with the delivery of the Officer’s Certificate required pursuant to Section 4.09 of Indenture (or such longer period as the Credit Agreement Collateral Agent or any other Senior Representative, or, if such Credit Agreement Collateral Agent or Senior Representative does not exist, the Collateral Agent, may agree in writing in its sole discretion), the Issuers shall provide a list of any additional registrations of or applications for Intellectual Property of all Grantors with the USPTO and USCO not previously disclosed to the Collateral Agent including such information as is necessary for such Grantor to make appropriate filings in the USPTO and USCO. The provisions hereof shall automatically apply to such Intellectual Property as if such would have constituted Article 9 Collateral at the time of execution hereof and be subject to the Security Interest without further action by any party. Each Grantor shall also at the time of delivery of such list provide to the Collateral Agent confirmation of the attachment of the Security Interest to such Intellectual Property by execution of an instrument in form reasonably acceptable to the Collateral Agent and the filing of any instruments or statements as shall be reasonably necessary to create, preserve, protect or perfect the Collateral Agent’s Security Interest in such Intellectual Property.

(e) If the Grantors shall at any time hold or acquire any Commercial Tort Claims in an amount reasonably estimated by such Grantor to exceed $5,000,000 individually or $10,000,000 in the aggregate for which this clause has not been satisfied and for which a complaint in a court of competent jurisdiction has been filed, such Grantor shall within 60 days after the end of the fiscal quarter in which such complaint was filed (or such longer period as the Credit Agreement Collateral Agent or any other Senior Representative, or, if such Credit Agreement Collateral Agent or Senior Representative does not exist, the Collateral Agent, may agree in writing in its sole discretion) notify the Collateral Agent thereof in a writing signed by such Grantor including a summary description of such claim and grant to the Collateral Agent, for the benefit of the Secured Parties, in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement.

(f) In the event that the proceeds of any insurance claim are paid to any Grantor after the Collateral Agent has exercised its right to foreclose after an Event of Default, such proceeds shall be held in trust for the benefit of the Collateral Agent and, subject to the Second Lien Intercreditor Agreement, immediately after receipt thereof shall be paid to the Collateral Agent for application in accordance with Section 4.02.

ARTICLE IV

Remedies

Section 4.01 Remedies Upon Default. Upon the occurrence and during the continuance of an Event of Default, it is agreed that the Collateral Agent shall have the right to exercise any and all rights afforded to a secured party with respect to the Secured Obligations, including the Guarantees, under the Uniform Commercial Code or other applicable Law and also may (i) require each Grantor to, and each Grantor agrees that it will at its expense and upon request of the Collateral Agent promptly, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) occupy any premises owned or, to the extent lawful and permitted, leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under Law, without obligation to such Grantor in respect of such occupation; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to such occupancy; (iii) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral; provided that the Collateral Agent shall provide the applicable Grantor with notice thereof prior to such exercise; and (iv) subject to the mandatory requirements of applicable Law and the notice requirements subject to the mandatory requirements of applicable Law and the notice requirements described below, sell or otherwise dispose of all or any part of the Collateral securing the Secured Obligations at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale of securities (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any sale of Collateral shall hold the property sold absolutely, free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by Law) all rights of redemption, stay and appraisal which such Grantor now has or may at any time in the future have under any Law now existing or hereafter enacted.

The Collateral Agent shall give the applicable Grantors 10 days’ written notice (which each Grantor agrees is reasonable notice within the meaning of Section 9-611 of the UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by Law, private) sale made pursuant to this Agreement, any Secured Party may bid for or purchase, free (to the extent permitted by Law) from any right of redemption, stay, valuation or appraisal on the part of any Grantor (all said rights being also hereby waived and released to the extent permitted by Law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from any Grantor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Grantor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Grantor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Secured Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at Law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 4.01 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC or its equivalent in other jurisdictions.

Section 4.02 Application of Proceeds. Subject to the Second Lien Intercreditor Agreement, the Collateral Agent shall deliver the proceeds of any collection or sale of Collateral, including any Collateral consisting of cash to the Trustee for application in accordance with Section 6.10 of the Indenture.

The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.

The Collateral Agent shall have no liability to any of the Secured Parties for actions taken in reliance on information supplied to it as to the amounts of unpaid principal and interest and other amounts outstanding with respect to the Secured Obligations; provided that nothing in this sentence shall prevent any Grantor from contesting any amounts claimed by any Secured Party in any information so supplied. All distributions made by the Collateral Agent pursuant to this Section 4.02 shall be (subject to any decree of any court of competent jurisdiction) final (absent manifest error), and the Collateral Agent shall have no duty to inquire as to the application by the Trustee of any amounts distributed to it.

Section 4.03 Grant of License to Use Intellectual Property. For the exclusive purpose of enabling the Collateral Agent to exercise rights and remedies under this Agreement at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies at any time after and during the continuance of an Event of Default, each Grantor hereby grants to the Collateral Agent a nonexclusive, royalty-free, limited license (until the termination or cure of the Event of Default) to use, license or sublicense any of the Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which such licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof; provided, however, that all of the foregoing rights of the Collateral Agent to use such licenses, sublicenses and other rights, and (to the extent permitted by the terms of such licenses and sublicenses) all licenses and sublicenses granted thereunder, shall expire immediately upon the termination or cure of all Events of Default and shall be exercised by the Collateral Agent solely during the continuance of an Event of Default and upon prior written notice to the applicable Grantor; provided, further, that nothing in this Section 4.03 shall require Grantors to grant any license that is prohibited by any rule of law, statute or regulation, or is prohibited by, or constitutes a breach or default under or results in the termination of any contract, license, agreement, instrument or other document evidencing, giving rise to or theretofore granted, to the extent permitted by the Indenture, with respect to such property or otherwise unreasonably prejudices the value thereof to the relevant Grantor; provided, further, that such licenses granted hereunder with respect to Trademarks material to the business of such Grantor shall be subject to restrictions, including, without limitation restrictions as to goods or services associated with such Trademarks and the maintenance of quality standards with respect to the goods and services on which such Trademarks are used, sufficient to preserve the validity and value of such Trademarks. For the avoidance of doubt, the use of such license by the Collateral Agent may be exercised, at the option of the Collateral Agent, only during the continuation of an Event of Default and notice to the applicable Grantor. Upon the occurrence and during the continuance of an Event of Default and upon notice to the applicable Grantor, the Collateral Agent may also exercise the rights afforded under Section 4.01 of this Agreement with respect to Intellectual Property contained in the Article 9 Collateral.

ARTICLE V

Subordination

Section 5.01 Subordination.

(a) Notwithstanding any provision of this Agreement to the contrary, all rights of the Grantors of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the payment in full in cash of the Secured Obligations. No failure on the part of the Issuers or any Grantor to make the payments required under applicable law or otherwise shall in any respect limit the obligations and liabilities of any Grantor with respect to its obligations hereunder, and each Grantor shall remain liable for the full amount of the obligations of such Grantor hereunder.

(b) Each Grantor hereby agrees that upon the occurrence and during the continuance of an Event of Default and after notice from the Collateral Agent, all Indebtedness owed to it by any other Grantor shall be fully subordinated to the payment in full in cash of the Secured Obligations; provided that unless the Collateral Agent notifies each Grantor that such payments may not be made, each Grantor shall be permitted to make (or receive) payments on any intercompany note owed to (or by) a Grantor.

ARTICLE VI

Miscellaneous

Section 6.01 Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 12.02 of the Indenture. All communications and notices hereunder to the Issuers or any other Grantor shall be given to it in care of the Issuers as provided in Section 12.02 of the Indenture.

Section 6.02 Waivers: Amendment.

(a) No failure or delay by any Secured Party in exercising any right, remedy, power or privilege hereunder or under any other Indenture Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege, or any abandonment or dis continuance of steps to enforce such rights, remedies, powers or privileges hereunder, preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges of the Secured Parties herein provided, and provided under each other Indenture Document, are cumulative and are not exclusive of any rights, remedies, powers and privileges provided by Law, No waiver of any provision of this Agreement or consent to any departure by any Grantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 6.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether any Secured Party may have had notice or knowledge of such Default at the time.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Article 9 of the Indenture.

Section 6.03 Collateral Agent’s Fees and Expenses; Indemnification.

(a) The parties hereto agree that the Collateral Agent shall be entitled to reimbursement of its reasonable out-of-pocket expenses incurred hereunder and indemnity for its actions in connection herewith, in each case, as provided in Section 7.07 of the Indenture.

(b) Any such amounts payable as provided hereunder shall be additional Secured Obligations secured hereby and by the other Collateral Documents. The provisions of this Section 6.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Indenture Document, the consummation of the transactions contemplated hereby, the repayment of any of the Secured Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Indenture Document, or any investigation made by or on behalf of the Collateral Agent or any other Secured Party. All amounts due under this Section 6.03 shall be payable within 10 days of written demand therefor.

Section 6.04 Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 6.05 [Reserved].

Section 6.06 Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic communication of an executed counterpart (including portable document format (PDF)) of a signature page to this Agreement shall be effective as delivery of an original executed counterpart of this Agreement. This Agreement shall become effective as to any Grantor when a counterpart hereof executed on behalf of such Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon such Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Grantor, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that no Grantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly permitted by this Agreement or the Indenture. This Agreement shall be construed as a separate agreement with respect to each Grantor and may be amended, modified, supplemented, waived or released with respect to any Grantor without the approval of any other Grantor and without affecting the obligations of any other Grantor hereunder.

Section 6.07 Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 6.08 Right of Set-Off. In addition to any rights and remedies of the Secured Parties provided by Law, upon the occurrence and during the continuance of any Event of Default, each Secured Party and its Affiliates is authorized at any time and from time to time, without prior notice to any Grantor, any such notice being waived by each Grantor to the fullest extent permitted by applicable Law, to set-off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held by, and other Indebtedness at any time owing by, such Secured Party and its Affiliates to or for the credit or the account of the respective Grantors against any and all Secured Obligations owing to such Secured Party and its Affiliates hereunder, now or hereafter existing, irrespective of whether or not such Secured Party or Affiliate shall have made demand under this Agreement and although such Secured Obligations may be contingent or unmatured or denominated in a currency different from that of the applicable deposit or Indebtedness. Each Secured Party agrees promptly to notify the applicable Grantor and the Collateral Agent after any such set-off and application made by such Secured Patty; provided,, that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Secured Party under this Section 6.08 are in addition to other rights and remedies (including other rights of set-off) that such Secured Party may have at Law.

Section 6.09 Governing Law; Jurisdiction; Venue; Waiver of Jury Trial; Consent to Service of Process.

(a) The terms of Sections 12.09 and 12.16 of the Indenture with respect to governing law, submission of jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms. This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

(b) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 6.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by Law.

Section 6.10 Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

Section 6.11 Security Interest Absolute. To the extent permitted by Law, all rights of the Collateral Agent hereunder, the Security Interest, the grant of a security interest in the Collateral and all obligations of each Grantor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Indenture, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lieu on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor in respect of the Secured Obligations or this Agreement.

Section 6.12 Termination or Release.

(a) This Agreement, the Security Interest and all other security interests granted hereby shall terminate with respect to all Secured Obligations and any Liens arising therefrom shall be automatically released upon (i) payment in full of all Secured Obligations (other than contingent obligations not yet accrued and payable) or (ii) legal defeasance, covenant defeasance or discharge under Article 8 of the Indenture.

(b) A Subsidiary Party shall automatically be released from its obligations hereunder and the Security Interest in the Collateral of such Subsidiary Party shall be automatically released upon the consummation of any transaction permitted by the Indenture as a result of which such Subsidiary Party ceases to be a Subsidiary of Holdings or becomes an Excluded Subsidiary.

(c) The Security Interest in any Collateral shall be automatically released upon the consummation of any transaction permitted by the Indenture as a result of which such Collateral becomes an Excluded Asset.

(d) Upon any sale or transfer by any Grantor of any Collateral that is permitted under the Indenture (other than a sale or transfer to another Grantor), or upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 9.02 of the Indenture, the security interest in such Collateral shall be automatically released.

(e) In connection with any termination or release pursuant to paragraph (a), (b), (c) or (d) of this Section 6.12, the Collateral Agent shall promptly execute and deliver to any Grantor, at such Grantor’s expense, all documents that such Grantor shall reasonably request to evidence such termination or release and shall perform such other actions reasonably requested by such Grantor to effect such re lease, including delivery of certificates, securities, instruments and written releases, terminations and similar documents. Any execution and delivery of documents pursuant to this Section 6.12 shall be with out recourse to or warranty by the Collateral Agent and subject, if requested by the Collateral Agent, to the Collateral Agent’s receipt of a certification by the Issuers and applicable Grantor stating that such transaction is in compliance with the Indenture and the other Indenture Documents and as to such other matters as the Collateral Agent may reasonably request.

Section 6.13 Additional Grantors. The Grantors shall cause each Restricted Subsidiary of Holdings which, from time to time, after the date hereof shall be required to pledge any assets to the Collateral Agent for the benefit of the Secured Parties pursuant to the provisions of the Indenture, (i) to execute and deliver to the Collateral Agent a Security Agreement Supplement and (ii) a Perfection Certificate, in each case, (x) with respect to the Acquired Business, on or prior to the Post-Closing Collateral Date, and (y) with respect to any other Subsidiary, within sixty (60) days of the date on which it was acquired, created or otherwise required to become a Grantor hereunder or such longer period as the Credit Agreement Collateral Agent or any other Senior Representative, or, if such Credit Agreement Collateral Agent or Senior Representative does not exist, the Collateral Agent, may agree in writing in its sole discretion. Upon execution and delivery by the Collateral Agent and a Restricted Subsidiary of a Security Agreement Supplement, such Restricted Subsidiary shall become a Grantor hereunder with the same force and effect as if originally named as a Grantor herein. The execution and delivery of any such instrument shall not require the consent of any other Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Agreement.

Section 6.14 Collateral Agent Appointed Attornev-in-Fact. Each Grantor hereby appoints the Collateral Agent (and all officers, employees or agents designated by the Collateral Agent) as such Grantor’s true and lawful agent (and attorney-in-fact) of such Grantor for the purpose of carrying out the provisions of this Agreement and the other Collateral Documents and taking any action and executing any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes hereof or thereof at any time after and during the continuance of an Event of Default, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Collateral Agent shall have the right, upon the occurrence and during the continuance of an Event of Default and notice by the Collateral Agent to the applicable Grantor of the Collateral Agent’s intent to exercise such rights, with full power of substitution either in the Collateral Agent’s name or in the name of such Grantor (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof; (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral or Mortgaged Property; (c) to sign the name of any Grantor on any invoice or bill of lading relating to any of the Collateral or Mortgaged Property; (d) to send verifications of Accounts Receivable to any Account Debtor; (e) to commence and prosecute any and all suits, actions or proceedings at Law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or Mortgaged Property or to enforce any rights in respect of any Collateral or Mortgaged Property; (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the

Collateral or Mortgaged Property; (g) to require any Grantor to notify, Account Debtors to make payment directly to the Collateral Agent; (h) to make, settle and adjust claims in respect of Article 9 Collateral or Mortgaged Property under policies of insurance, endorsing the name of such Grantor on any check, draft, instrument or other item of payment for the proceeds of such policies of insurance; (i) to make all determinations and decisions with respect thereto; (j) to obtain or maintain the policies of insurance required by Section 4.14 of the Indenture or paying any premium in whole or in part relating thereto; and (k) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral or Mortgaged Property, and to do all other acts and things necessary to carry out the purposes of this Agreement and the other Collateral Documents, as fully and completely as though the Collateral Agent were the absolute owner of the Collateral or Mortgaged Property for all purposes; provided that nothing herein contained shall be construed as requiring or obligating the Collateral Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Collateral Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or Mortgaged Property or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Collateral Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence, bad faith, or willful misconduct or that of any of their Affiliates, directors, officers, employees, counsel, agents or attorneys-in-fact, in each case, as determined by a final non-appealable judgment of a court of competent jurisdiction. All sums disbursed by the Collateral Agent in connection with this paragraph, including reasonable attorneys’ fees, court costs, expenses and other charges relating thereto, shall be payable by the Grantors to the Collateral Agent to the extent contemplated by Section 7.07 of the Indenture and shall be additional Secured Obligations secured hereby.

Section 6.15 General Authority of the Collateral Agent. By acceptance of the benefits of this Agreement and any other Collateral Documents, each Secured Party (whether or not a signatory hereto) shall be deemed irrevocably (a) to consent to the appointment of the Collateral Agent as its agent hereunder and under such other Collateral Documents, (b) to confirm that the Collateral Agent shall have the authority to act as the exclusive agent of such Secured Party for the enforcement of any provisions of this Agreement and such other Collateral Documents against any Grantor, the exercise of remedies hereunder or thereunder and the giving or withholding of any consent or approval hereunder or thereunder relating to any Collateral or any Grantor’s obligations with respect thereto, (c) to agree that it shall not take any action to enforce any provisions of this Agreement or any other Collateral Document against any Grantor, to exercise any remedy hereunder or thereunder or to give any consents or approvals hereunder or thereunder except as expressly provided in this Agreement or any other Collateral Document and (d) to agree to be bound by the terms of this Agreement and any other Collateral Documents.

Section 6.16 Reasonable Care. The Collateral Agent is required to use reasonable care in the custody and preservation of any of the Collateral in its possession; provided, that the Collateral Agent shall be deemed to have used reasonable care in the custody and preservation of any of the Collateral, if such Collateral is accorded treatment substantially similar to that which the Collateral Agent accords its own property.

Section 6.17 Reinstatement. The obligations of the Grantors under this Agreement shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of the Issuers or other Grantor in respect of the Secured Obligations is rescinded or must be otherwise restored by any holder of any of the Secured Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

Section 6.18 Miscellaneous. The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect notice or knowledge of the occurrence of any Event of Default unless and until the Collateral Agent shall have received a notice of Event of Default or a notice from the Grantor or the Secured Parties to the Collateral Agent in its capacity as Collateral Agent indicating that an Event of Default has occurred.

Section 6.19 Conflicts; Intercreditor Agreement. Notwithstanding anything herein to the contrary, the lien and security interest granted to the Collateral Agent pursuant to this Agreement and the exercise of any right or remedy by the Collateral Agent hereunder are subject to the provisions of the Second Lien Intercreditor Agreement. In the event of any conflict between the terms of the Second Lien Intercreditor Agreement and this Agreement, the terms of the Second Lien Intercreditor Agreement shall govern and control.

Section 6.20 Post-Closing Collateral. Notwithstanding anything herein to the contrary, certain matters relating to Collateral and Mortgaged Properties shall be completed by the Post Closing Collateral Date as provided in Section 10.08 of the Indenture.

Section 6.21 Non-US Grantors. Notwithstanding anything to the contrary in this Agreement, the parties hereto agree that (a) with respect to each Grantor that is not a Domestic Grantor (the “Foreign Grantors”), Collateral shall be limited to now owned or hereafter acquired (i) Capital Stock of the Domestic Subsidiaries owned by such Grantor, (ii) all dividends and distributions in respect thereof, (iii) all rights relating thereto or arising thereunder and (iv) all proceeds thereof (collectively the “US Collateral”) and (b) the representations, warranties and covenants set forth herein shall apply to the Foreign Grantors only with respect to the respective US Collateral.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

PINAFORE, LLC

By:	/s/ Donald West
	Name:	Donald West
	Title:	Authorized Officer

PINAFORE, INC.

By:	/s/ Donald West
	Name:	Donald West
	Title:	Authorized Officer

U.S. Second Lien Notes Security Agreement Signature Page

PINAFORE ACQUISITIONS LIMITED

By:	/s/ Todd Clegg
Name: Todd Clegg
Title: Authorized Officer

U.S. Second Lien Notes Security Agreement Signature Page

PINAFORE HOLDINGS B.V.

By:	/s/ Donald West
Name: Donald West
Title: Authorized Officer

U.S. Second Lien Notes Security Agreement Signature Page

CARRIAGE HOUSE FRUIT COMPANY

BROADWAY MISSISSIPPI DEVELOPMENT, LLC

GATES DEVELOPMENT CORPORATION

GATES INTERNATIONAL HOLDINGS, LLC

AIR SYSTEM COMPONENTS, INC.

AQUATlC CO.

AQUATIC TRUCKING CO.

BUFFALO HOLDING COMPANY

CONERGICS CORPORATION

DEXTER AXLE ACQUISITION CORP.

DEXTER AXLE COMPANY

DEXTER AXLE TRUCKING COMPANY

EPICOR INDUSTRIES, INC.

GATES MECTROL, INC.

HART & COOLEY TRUCKING COMPANY

HART & COOLEY, INC.

NRG INDUSTRIES, INC. (Delaware entity)

PLEWS, INC.

RUSKIN COMPANY

RUSKIN SERVICE COMPANY

SCHRADER ELECTRONICS, INC.

SCHRADER INTERNATIONAL HOLDING CO.

SCHRADER, LLC

SCHRADER-BRIDGEPORT INTERNATIONAL, INC.

SELKIRK AMERICAS, L.P.

SELKIRK CANADA HOLDINGS, L.P.

SELKIRK CORPORATION

SELKIRK IP L.L.C.

THE GATES CORPORATION

TOMKINS AUTOMOTIVE HOLDING CO.

TOMKINS CORPORATION

TOMKINS U.S., L.P.

WALTHAM REAL ESTATE HOLDING CO.

By:	/s/ John Zimmerman
Name: John Zimmerman
Title: Authorized Officer

U.S. Second Lien Notes Security Agreement Signature Page

E INDUSTRIES, INC,

KOCH FILTER CORPORATION

DEXTER CHASSIS GROUP, INC.

EASTERN SHEET METAL, INC.

FBN TRANSPORTATION, INC.

TOMKINS INDUSTRIES, INC.

IDEAL CLAMP PRODUCTS, INC.

GLASS MASTER CORPORATION

NATIONAL DUCT SYSTEMS, INC.

NRG INDUSTRIES, INC. (Texas entity)

ROOFTOP SYSTEMS, INC.

HYTEC, INC.

By:	/s/ John Zimmerman
	Name:	John Zimmerman
	Title:	Authorized Officer

U.S. Second Lien Notes Security Agreement Signature Page

TOMKINS AUTOMOTIVE COMPANY, S.A R.L. TOMKINS LUXEMBOURG, S.A R.L.

BY:	/s/ J.W. Zimmerman
	Name:	J.W. Zimmerman
	Title:	CFO

MONTISK INVESTMENTS NETHERLANDS C.V.

By:	/s/ James Nicol
Name:	James Nicol
Title:	Authorized Officer

Representing each of Tomkins Investments Company S.a.r.l, Tomkins American Investments S.a.r.l. and Tomkins Luxembourg S.a.r.l. for itself and Montisk Investments Netherlands C.V.

U.S. Second Lien Notes Security Agreement Signature Page

GATES HOLDINGS LIMITED
TOMKINS ENGINEERING LIMITED
TOMKINS OVERSEAS INVESTMENTS
LIMITED

By:	/s/ James Nicol
Name:	James Nicol
Title:	Authorized Signatory

U.S. Second Lien Notes Security Agreement Signature Page

TOMKINS SC1 LIMITED

By:	/s/ John Zimmerman
Name: John Zimmerman
Title: Attorney

U.S. Second Lien Notes Security Agreement Signature Page

WILMINGTON TRUST FSB, as Collateral Agent

By:	/s/ Joseph P O’Donnell
Name: Joseph P O’Donnell
Title: Vice President

U.S. Second Lien Notes Security Agreement Signature Page

Schedule I to

the Security Agreement

SUBSIDIARY PARTIES

Pinafore, LLC

Pinafore, Inc.

Selkirk Americas, L.P.

Selkirk Canada Holdings LP

Selkirk IP L.L.C.

Schrader, LLC

Tomkins U.S., L.P.

Tomkins Corporation

Tomkins Industries, Inc.

Eastern Sheet Metal, Inc.

FBN Transportation, Inc.

HYTEC, INC.

Conergics Corporation

Dexter Axle Company

Dexter Axle Trucking Company

E INDUSTRIES, INC.

Dexter Axle Acquisition Corp.

Dexter Chassis Group, Inc.

Hart & Cooley, Inc.

Hart & Cooley Trucking Company

Aquatic Co.

Aquatic Trucking Co.

Air System Components, Inc.

Selkirk Corporation

NRG Industries, Inc. (Delaware entity)

NRG Industries, Inc. (Texas entity)

GLASS MASTER CORPORATION

ROOFTOP SYSTEMS, INC.

National Duct Systems, Inc.

Ruskin Company

Ruskin Service Company

Koch Filter Corporation

Tomkins Automotive Holding Co.

Plews, Inc.

Schrader Electronics, Inc.

EPICOR Industries, Inc.

Ideal Clamps Products Inc

Buffalo Holding Company

Waltham Real Estate Holding Co.

Schrader-Bridgeport International, Inc.

Schrader International Holding Co.

CARRIAGE HOUSE FRUIT COMPANY

THE GATES CORPORATION

Gates Development Corporation

Broadway Mississippi Development, LLC

GATES INTERNATIONAL HOLDINGS, LLC

Gates Mectrol, Inc.

Tomkins Engineering Limited

Gates Holdings Limited

Tomkins Overseas Investments Limited

Montisk Investments Netherlands C.V.

Tomkins Luxembourg S.a r.l

Tomkins American Investments S.a r.l

Exhibit I to the

Security Agreement

SUPPLEMENT NO.      dated as of [•], to the U.S. Second Lien Notes Security Agreement (the “Security Agreement”), dated as of September 29, 2010, by and among the Grantors identified therein and Wilmington Trust FSB, as Collateral Agent.

A. Reference is made to that certain Indenture dated as of September 29,2010 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), by and among PINAFORE, LLC, a Delaware limited liability company, PINAFORE, INC., a Delaware corporation (collectively, the “Issuers”), PINAFORE HOLDINGS B.V. (“Holdings”), the other Guarantors from time to time party thereto and Wilmington Trust FSB, as Trustee and Collateral Agent, pursuant to which the Issuers have issued $1,150,000,000 aggregate principal amount of 9.0% Senior Secured Second Lien Notes due 2018.

B. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Indenture and the Security Agreement, in each case, as applicable.

C. Section 6.13 of the Security Agreement provides that additional Restricted Subsidiaries of Holdings may become Grantors under the Security Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned (the “New Grantor”) is executing this Supplement in accordance with the requirements of the Indenture to become a Grantor under the Security Agreement.

Now, therefore, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with the intent to be legally bound hereby, the Collateral Agent and the New Grantor hereby agree as follows:

SECTION 1. In accordance with Section 6.13 of the Security Agreement, the New Grantor by its signature below becomes a Grantor under the Security Agreement with the same force and effect as if originally named therein as a Grantor and the New Grantor hereby (a) agrees to all the terms and provisions of the Security Agreement applicable to it as a Grantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor thereunder are true and correct in all material respects on and as of the date hereof. In furtherance of the foregoing, the New Grantor, as security for the payment and performance in full of the Secured Obligations, does hereby collaterally assign and pledge to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties a security interest in all of the New Grantor’s right, title and interest in and to the Collateral (as defined in the Security Agreement) of the New Grantor. Each reference to a “Grantor” in the Security Agreement shall be deemed to include the New Grantor. The Security Agreement is hereby incorporated herein by reference.

SECTION 2. The New Grantor represents and warrants to the Collateral Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Collateral Agent shall have received a counterpart of this Supplement that bears the signature of the New Grantor and the Collateral Agent has executed a counterpart hereof. Delivery of an executed signature page to this Supplement by facsimile transmission or other electronic communication shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Grantor hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of the information required by Schedules II and III to the Security Agreement applicable to it and its and its’ subsidiaries legal name, jurisdiction of formation and location of Chief Executive Office and (b) set forth under its signature hereto is the true and correct legal name of the New Grantor, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Security Agreement shall remain in full force and effect.

SECTION 6. THE TERMS OF SECTIONS 12.09 AND 12.16 OF THE INDENTURE WITH RESPECT TO GOVERNING LAW, SUBMISSION OF JURISDICTION, VENUE AND WAIVER OF JURY TRIAL ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AND THE PARTIES HERETO AGREE TO SUCH TERMS.

SECTION 7. EACH PARTY TO THIS SUPPLEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 6.01 OF THE SECURITY AGREEMENT. NOTHING IN THIS SUPPLEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS SUPPLEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

SECTION 8. Neither this Supplement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Article 9 of the Indenture and subject to Section 6.02 of the Security Agreement.

SECTION 9. If any provision of this Supplement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Supplement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 10. All communications and notices hereunder shall be in writing and given as provided in Section 6.01 of the Security Agreement.

SECTION 11. The New Grantor agrees to reimburse the Collateral Agent for its reasonable out-of-pocket expenses in connection with the execution and delivery of this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Collateral Agent, in each case, to the extent contemplated by Section 7.07 of the Indenture.

[Signature pages follow]

IN WITNESS WHEREOF, the New Grantor and the Collateral Agent have duly executed this Supplement to the Security Agreement as of the day and year first above written.

[NAME OF NEW GRANTOR]

By:
Name:
Title:

Legal Name:
Jurisdiction of Formation:
Location of Chief Executive office:

WILMINGTON TRUST FSB, as Collateral Agent

By:
Name:
Title:

Schedule I

to the Supplement No_ to the

Security Agreement

EQUITY INTERESTS

Issuer	Number of Certificate	Registered Owner	Number and Class of Equity Interest	Percentage of Equity Interests

INSTRUMENTS AND DEBT SECURITIES

Issuer	Principal Amount	Date of Note	Maturity Date

Exhibit II to the

Security Agreement

[FORM OF] PERFECTION CERTIFICATE

[Provided under separate cover.]

Exhibit III to the

Security Agreement

FORM OF

PATENT SECURITY AGREEMENT (SHORT FORM)

PATENT SECURITY AGREEMENT

Patent Security Agreement, dated as of [     ], by [         ] and [            ] (the “Grantor”), in favor of WILMINGTON TRUST FSB, in its capacity as collateral agent pursuant to the Indenture (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantor is party to that certain U.S. Second Lien Notes Security Agreement dated as of September 29,2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by the Grantors identified therein in favor of the Collateral Agent, pursuant to which the Grantor is required to execute and deliver to the Collateral Agent this Patent Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Indenture, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with the intent to be legally bound hereby, the Grantor hereby agrees with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Indenture or the Security Agreement and used herein have the respective meanings assigned thereto in the Indenture or the Security Agreement, in each case, as applicable.

SECTION 2. Grant of Security Interest in Patent Collateral. The Grantor hereby collaterally assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties a security interest in and to all of its right, title and interest in, to and under all the following Collateral (excluding any Excluded Assets) of the Grantor:

(a) Patents of the Grantor listed on Schedule I attached hereto; and

(b) all products and Proceeds of any of the foregoing (together with (a), collectively, the “Patents”).

SECTION 3. The Security Agreement. The security interests granted pursuant to this Patent Security Agreement are granted in conjunction with the security interests granted to the Collateral Agent pursuant to the Security Agreement, and the Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interests in the Patents made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the termination of the Security Agreement in accordance with, or as otherwise required pursuant to, Section 6.12 thereof, the Collateral Agent shall, at the expense of the Grantor, execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the liens on and security interests in the applicable Patents under this Patent Security Agreement and any other documents required to evidence the termination of the Collateral Agent’s interests in the applicable Patents.

SECTION 5. GOVERNING LAW; JURISDICTION; VENUE; WAIVER OF JURY TRIAL; CONSENT TO SERVICE OF PROCESS.

(a) THE TERMS OF SECTIONS 12.09 AND 12.16 OF THE INDENTURE WITH RESPECT TO GOVERNING LAW, SUBMISSION OF JURISDICTION, VENUE AND WAIVER OF JURY TRIAL ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AND THE PARTIES HERETO AGREE TO SUCH TERMS.

(b) EACH PARTY TO THIS PATENT SECURITY AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 6.01 OF THE SECURITY AGREEMENT. NOTHING IN THIS PATENT SECURITY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS PATENT SECURITY AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

SECTION 6. Waivers; Amendments: Modifications. Neither this Patent Security Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Article 9 of the Indenture and subject to Section 6.02 of the Security Agreement.

SECTION 7. All communications and notices under this Patent Security Agreement shall be in writing and given as provided in Section 6.01 of the Security Agreement.

SECTION 8. Counterparts: Effectiveness. This Patent Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Patent Security Agreement by signing and delivering to the other party hereto one or more counterparts. Delivery by facsimile or other electronic communication of an executed counterpart (including portable document format (PDF)) of a signature page to this Patent Security Agreement shall be effective as delivery of an original executed counterpart of this Patent Security Agreement. This Patent Security Agreement shall become effective as to the Grantor when a counterpart hereof executed on behalf of the Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon the Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of the Grantor, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that the Grantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by the Security Agreement or the Indenture.

[Signature Pages Follow.]

[GRANTOR]

By:
Name:
Title:

WILMINGTON TRUST FSB, as Collateral Agent

By:
Name:
Title:

Schedule I

to

PATENT SECURITY AGREEMENT

UNITED STATES PATENTS AND PATENT APPLICATIONS

Patents:

Table to Come

Patent Applications:

Table to Come

Exhibit IV to the

Security Agreement

FORM OF

TRADEMARK SECURITY AGREEMENT (SHORT FORM)

TRADEMARK SECURITY AGREEMENT

Trademark Security Agreement, dated as of [    ], by [    ] and [            ] (the “Grantor”), in favor of WILMINGTON TRUST FSB, in its capacity as collateral agent pursuant to the Indenture (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantor is party to that certain U.S. Second Lien Notes Security Agreement dated as of September 29, 2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by the Grantors identified therein in favor of the Collateral Agent, pursuant to which the Grantor is required to execute and deliver to the Collateral Agent this Trademark Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Indenture, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with the intent to be legally bound hereby, the Grantor hereby agrees with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Indenture or the Security Agreement used herein have the respective meanings assigned thereto in the in the Indenture or the Security Agreement, in each case, as applicable.

SECTION 2. Grant of Security Interest in Trademark Collateral. The Grantor collaterally assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties a security interest in and to all of its right, title and interest in, to and under all the following Collateral (excluding any Excluded Assets) of the Grantor:

(a) registered Trademarks of the Grantor listed on Schedule I attached hereto; and

(b) all products and Proceeds of any of the foregoing (together with (a), collectively, the “Trademarks”).

SECTION 3. The Security Agreement. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to the Collateral Agent pursuant to the Security Agreement, and the Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interests in the Trademarks made and granted hereby are more fully set forth in the Security Agreement, in the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon the termination of the Security Agreement in accordance with, or otherwise required pursuant to, Section 6.12 thereof, the Collateral Agent shall, at the expense of the Grantor, execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the lien on and security interest in the applicable Trademarks under this Trademark Security Agreement and any other documents required to evidence the termination of the Collateral Agent’s interest in the applicable Trademarks.

SECTION 5. GOVERNING LAW; JURISDICTION; VENUE; WAIVER OF JURY TRIAL; CONSENT TO SERVICE OF PROCESS.

(a) THE TERMS OF SECTIONS 12.09 AND 12.16 OF THE INDENTURE WITH RESPECT TO GOVERNING LAW, SUBMISSION OF JURISDICTION, VENUE AND WAIVER OF JURY TRIAL ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AND THE PARTIES HERETO AGREE TO SUCH TERMS.

(b) EACH PARTY TO THIS TRADEMARK SECURITY AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 6.01 OF THE SECURITY AGREEMENT. NOTHING IN THIS TRADEMARK SECURITY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS TRADEMARK SECURITY AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

SECTION 6. Waivers; Amendments; Modifications. Neither this Trademark Security Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Article 9 of the Indenture and subject to Section 6.02 of the Security Agreement.

SECTION 7. Notices; Communications. All communications and notices under this Trademark Security Agreement shall be in writing and given as provided in Section 6.01 of the Security Agreement.

SECTION 8. Counterparts; Effectiveness. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering to the other party hereto one or more counterparts. Delivery by facsimile or other electronic communication of an executed counterpart (including portable document format (PDF)) of a signature page to this Trademark Security Agreement shall be effective as delivery of an original executed counterpart of this Trademark Security Agreement. This Trademark Security Agreement shall become effective as to the Grantor when a counterpart hereof executed on behalf of the Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon the Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of the Grantor, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that the Grantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by the Security Agreement or the Indenture.

[Signature pages follow]

[GRANTOR]

By:
Name:
Title:

WILMINGTON TRUST FSB, as Collateral Agent

By:
Name:
Title:

Schedule I

to

TRADEMARK SECURITY AGREEMENT

UNITED STATES TRADEMARK REGISTRATIONS AND APPLICATIONS

Trademark Registrations:

Table to Come

Trademark Applications:

Table to Come

Exhibit V to the

Security Agreement

FORM OF

COPYRIGHT SECURITY AGREEMENT (SHORT FORM)

COPYRIGHT SECURITY AGREEMENT

Copyright Security Agreement, dated as of [    ], by [    ] and [            ] (the “Grantor”) in favor of WILMINGTON TRUST FSB, in its capacity as collateral agent pursuant to the Indenture (in such capacity, the “Collateral Agent”).

W I T N E S S E T H:

WHEREAS, the Grantor is party to that certain U.S. Second Lien Notes Security Agreement dated as of September 29,2010 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”), by the Grantors identified therein in favor of the Collateral Agent, pursuant to which the Grantor is required to execute and deliver to the Collateral Agent this Copyright Security Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Collateral Agent, for the benefit of the Secured Parties, to enter into the Indenture, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and with the intent to be legally bound hereby, the Grantor hereby agrees with the Collateral Agent as follows:

SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Indenture or the Security Agreement and used herein have the respective meanings assigned thereto in the Indenture or the Security Agreement, in each case, as applicable.

SECTION 2. Grant of Security Interest in Copyright Collateral. The Grantor hereby collaterally assigns and pledges to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties, and hereby grants to the Collateral Agent, its successors and permitted assigns, for the benefit of the Secured Parties a security interest in and to all of its right, title and interest in, to and under all the following Collateral (excluding any Excluded Assets) of the Grantor:

(a) registered Copyrights of the Grantor listed on Schedule I attached hereto; and

(b) all products and Proceeds of the foregoing (together with (a), collectively, the “Copyrights”).

SECTION 3. The Security Agreement. The security interests granted pursuant to this Copyright Security Agreement are granted in conjunction with the security interests granted to the Collateral Agent pursuant to the Security Agreement, and the Grantor hereby acknowledges and affirms that the rights and remedies of the Collateral Agent with respect to the security interests in the Copyrights made and granted hereby are more fully set forth in the Security Agreement. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Agent shall otherwise determine.

SECTION 4. Termination. Upon termination of the Security Agreement in accordance with, or as otherwise required pursuant to, Section 6.12 thereof, the Collateral Agent shall, at the expense of the Grantor, execute, acknowledge, and deliver to the Grantor an instrument in writing in recordable form releasing the lien on and security interest in the applicable Copyrights under this Copyright Security Agreement and any other documents required to evidence the termination of the Collateral Agent’s interest in the applicable Copyrights.

SECTION 5. GOVERNING LAW; JURISDICTION; VENUE; WAIVER OF JURY TRIAL; CONSENT TO SERVICE OF PROCESS.

(a) THE TERMS OF SECTIONS 12.09 AND 12.16 OF THE INDENTURE WITH RESPECT TO GOVERNING LAW, SUBMISSION OF JURISDICTION, VENUE AND WAIVER OF JURY TRIAL ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS, AND THE PARTIES HERETO AGREE TO SUCH TERMS.

(b) EACH PARTY TO THIS COPYRIGHT SECURITY AGREEMENT IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 6.01 OF THE SECURITY AGREEMENT. NOTHING IN THIS COPYRIGHT SECURITY AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO THIS COPYRIGHT SECURITY AGREEMENT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

SECTION 6. Waivers; Amendments; Modifications. Neither this Copyright Security Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Collateral Agent and the Grantor or Grantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Article 9 of the Indenture and subject to Section 6.02 of the Security Agreement.

SECTION 7. Notices; Communications. All communications and notices under this Copyright Security Agreement shall be in writing and given as provided in Section 6.01 of the Security Agreement.

SECTION 8. Counterparts; Effectiveness. This Copyright Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Copyright Security Agreement by signing and delivering to the other party hereto one or more counterparts. Delivery by facsimile or other electronic communication of an executed counterpart (including portable document format (PDF)) of a signature page to this Copyright Security Agreement shall be effective as delivery of an original executed counterpart of this Copyright Security Agreement. This Copyright Security Agreement shall become effective as to the Grantor when a counterpart hereof executed on behalf of the Grantor shall have been delivered to the Collateral Agent and a counterpart hereof shall have been executed on behalf of the Collateral Agent, and thereafter shall be binding upon the Grantor and the Collateral Agent and their respective permitted successors and assigns, and shall inure to the benefit of the Grantor, the Collateral Agent and the other Secured Parties and their respective permitted successors and assigns, except that the Grantor shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein or in the Collateral (and any such assignment or transfer shall be void) except as expressly contemplated by the Security Agreement or the Indenture.

[Signature pages follow.]

[GRANTOR]

By:
Name:
Title:

WILMINGTON TRUST FSB, as Collateral Agent

By:
Name:
Title:

Schedule I

to

COPYRIGHT SECURITY AGREEMENT

UNITED STATES COPYRIGHT REGISTRATIONS

Table to Come